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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 2007


                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                      333-130694                13-3939229
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


1585 Broadway, 2nd Floor
  New York, New York                                          10036
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 (Address of Principal                                      (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212)    761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   Other Events
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Item 8.01.  Other Events.
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Incorporation of Certain Documents by Reference
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      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for the three-and nine-month periods ended September 30, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended September 30, 2006 (which was filed with the Commission on November 8, 2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three-and six-month periods ended June 30, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended June 30, 2006 (which was filed with the Commission on August 9, 2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); and the Current Reports on Form 8-K filed with the commission on April 26, 2006 July 26, 2006, July
26, 2006 (dated July 25, 2006), October 25, 2006; and January 31, 2007 as they relate to Ambac Assurance Corporation, are incorporated by reference in this
(i) the registration statement; and (ii) the prospectus supplement and shall be deemed to be a part hereof.


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Item 9.01.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY ABS CAPITAL I INC.




                                 By:         /s/Steven Shapiro
                                       --------------------------------------
                                          Name:    Steven Shapiro
                                          Title:   Executive Director



Dated:  February 26, 2007


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Exhibit Index
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Exhibit                     Description                                   Page
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23.1                        Consent of KPMG LLP, Independent
                            Registered Public Accounting Firm of
                            Ambac Assurance Corporation